UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 27, 2007
                Date of Report (Date of earliest event reported)

                                  iPARTY CORP.
             (Exact name of registrant as specified in its charter)

    Delaware                       000-25507                     76-0547750
(State or other                   (Commission                  (IRS Employer
 jurisdiction of                  File Number)               Identification No.)
 incorporation)


270 Bridge Street, Suite 301, Dedham, Massachusetts        02026
    (Address of principal executive offices)             (Zip Code)

                                 (781) 329-3952
                         (Registrant's telephone number,
                              including area code)

                            ------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2007, the Compensation Committee of the Board of Directors of iParty Corp. approved bonus payments in respect of fiscal 2006 to each of Sal Perisano (iParty's Chief Executive Officer), Patrick Farrell (iParty's President and Chief Financial Officer), and Dorice Dionne (iParty's Senior Vice President, Merchandising) in amounts equal to 10% of their fiscal 2006 gross pay, in the individual amounts set forth opposite each of their names below:

                                2006 Gross Pay                 2006 Bonus
                                --------------                 ----------
   Sal Perisano                 $296,874.89                    $29,687.49
   Patrick Farrell              $192,499.97                    $19,250.00
   Dorice Dionne                $178,124.96                    $17,812.50
                                -----------                    ----------
   Total                        $667,499.82                    $66,749.98

                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  iPARTY CORP.

                                                  By:      /s/ SAL PERISANO
                                                       -------------------------
                                                             Sal Perisano
                                                       Chairman of the Board and
                                                        Chief Executive Officer


Dated: February 27, 2007